RISK MANAGEMENT FRAMEWORK	12 Months Ended
Jun. 30, 2023
RISK MANAGEMENT FRAMEWORK [Abstract]
RISK MANAGEMENT FRAMEWORK
4.	RISK MANAGEMENT FRAMEWORK

The Directors have overall responsibility for the establishment and oversight of the Group’s risk management framework.

Credit risk
The Group has no exposure to credit risk.

Liquidity risk
Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its financial liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

During the years under review, the administrative costs of the Group have been borne by an entity with common directorship (refer to note 7).